                   THIRD AMENDMENT TO RESTATED LOAN AGREEMENT

     THIS THIRD AMENDMENT TO RESTATED LOAN AGREEMENT (hereinafter referred to as the "Agreement") executed the 12th day of May, 1997, by and among NATIONAL ENERGY GROUP, INC., a Delaware corporation ("Borrower") and BOOMER MARKETING CORPORATION, an Oklahoma corporation ("Boomer") (Boomer is hereinafter referred to as "Guarantor") and BANK ONE, TEXAS, N.A., a national banking association ("Bank One") and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") and each of the financial institutions which may from time to time become a party hereto or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually as "Bank") and Bank One, as "Administrative Agent" and Credit Lyonnais as "Syndication Agent."

                              W I T N E S S E T H:

     WHEREAS, Borrower, Guarantor, Banks and Agent entered into a Restated Loan Agreement, dated as of August 29, 1996 (the "Loan Agreement") under the terms of which the Banks agreed to provide the Borrower with a reducing revolving line of credit facility in an amount of up to $100,000,000 and a term loan in an amount of up to $5,000,000; and

     WHEREAS, Borrower, Guarantor, Banks and Agent entered into a First Amendment to Restated Loan Agreement dated October 31, 1996 and a Second Amendment to Restated Loan Agreement dated March 7th, 1997; and

     WHEREAS, the Borrower, the Guarantor and the Banks have agreed to amend the Loan Agreement to make certain changes thereto.

     NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement as follows:

     1. Section 10(m) of the Loan Agreement is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

          "The proceeds of the Loans hereunder will be used by the Borrower for the purposes of (i) development drilling expenditure and (ii) acquisition of producing oil and gas property."

     2. Section 13(b) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

          "(b) CURRENT RATIO. From and after April 1, 1997, the Borrower will not allow its Current Ratio to be less than 1.0 to 1.0 as of the end of any fiscal quarter."

     3. Section 13(g) of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

          "(g) DIVIDENDS. Borrower will not declare or pay any cash dividends, or purchase, redeem or otherwise acquire for value any of its stock (common or preferred) now or hereafter outstanding, return any capital to stockholders or make any distribution of its assets to its stockholders as such; PROVIDED, HOWEVER, that the foregoing restriction shall not apply to
     (i) cash dividends paid on preferred stock after the Term Loan is paid in full, both principal and interest, and (ii) the repurchase by Borrower of up to $6,000,000 in market value of its common stock; if, and only if, no Event of Default has occurred and is continuing or would occur as a result of the payment of such cash dividends or repurchase of such common stock."

     4. Paragraph 7 of the First Amendment to Loan Agreement dated as of October 31, 1996 is hereby amended by deleting the references in such paragraph to "Sublimit A" and "Sublimit B".

     5. As of the date of this Agreement the Borrowing Base shall be $40,000,000 and the Monthly Commitment capital reduction shall be $0. Provided, however, that the total market value of any common stock repurchased by the Borrower, up to $6,000,000, shall reduce dollar for dollar the Borrowing Base.

     6. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Loan Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Loan Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Agreement, the Loan Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Banks.

     7. The obligations of Banks under this Agreement shall be subject to the following conditions precedent:

          (a) EXECUTION AND DELIVERY. The Borrower and Guarantor shall have executed and delivered this Agreement, and other required documents, all in form and substance satisfactory to Banks;

          (b) CORPORATE RESOLUTIONS. Agent shall have received appropriate certified corporate resolutions of Borrower and Guarantor;

          (c) OTHER DOCUMENTS. Banks shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as Bank One or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Banks; and

          (d) LEGAL MATTERS SATISFACTORY. All legal matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to special counsel for Banks retained at the expense of Borrower.

     8. Unless otherwise defined herein, all defined terms used herein shall have the same meaning ascribed to such terms in the Loan Agreement.

     9. The Guarantor hereby consents to the provisions of this Agreement and the transactions contemplated herein, and hereby ratifies and confirms its Guaranty Agreements, each dated as of August 29, 1996, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Third Amendment to Restated Loan Agreement to be duly executed as of the date first above written.

                              BORROWER:
                              ---------

                              NATIONAL ENERGY GROUP, INC.
                              a Delaware corporation


                              By:
                                  ------------------------------
                                   Miles D. Bender
                                   President

                              GUARANTOR:
                              ----------

                              BOOMER MARKETING CORPORATION
                              an Oklahoma corporation



                              By:
                                  ------------------------------
                              Name:
                                  ------------------------------
                              Title:
                                  ------------------------------

                              BANKS:
                              ------

                              BANK ONE, TEXAS, N.A.


                              By:
                                  ------------------------------
                                   Wm. Mark Cranmer
                                   Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                                  ------------------------------
                              Name:
                                  ------------------------------
                              Title:
                                  ------------------------------


                              ADMINISTRATIVE AGENT:
                              ---------------------

                              BANK ONE, TEXAS, N.A.


                              By:
                                  ------------------------------
                                   Wm. Mark Cranmer
                                   Vice President

                              SYNDICATION AGENT:
                              ------------------

                              CREDIT LYONNAIS NEW YORK BRANCH



                              By:
                                  ------------------------------
                              Name:
                                  ------------------------------
                              Title:
                                  ------------------------------


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